SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date and through the date that the condensed financial statements were available to be issued.

On October 31, 2025, in connection with the completion of the Direct Listing, the Company issued Clear Street LLC (“Clear Street”), its financial advisor in the Direct Listing, 11,905 shares of Common Stock, for services provided by Clear Street in connection with the Direct Listing.

On November 4, 2025 the Company issued Yorkville a convertible note payable agreement (Yorkville Convertible Note #3) with a principal value of $2,000,000 pursuant to the SEPA (Note 6 – Convertible Notes Payable and Note 7 - Equity). The Company received $1,810,000, net of commissions and fees. Subsequently, on November 18, 2025, Yorkville converted $258,767 of such note into 32,345 shares of Common Stock.

On November 17, 2025, the Company entered into a land lease agreement and purchase option (the “Lease Agreement”) with Sportech, pursuant to which Sportech, as the owner of a plot of land located at Puerto de Santa Maria, Spain, as further described in the Lease Agreement (the “Property”), has agreed to lease the Company the Property, for an initial term of three years from the date of the Lease Agreement, which may be extended for an additional two year period by mutual agreement between the Company and Sportech.

On November 20, 2025, we issued Sportech 260,433 shares of Common Stock pursuant to the Contribution Agreement in consideration of approximately $2.26 million provided by Sportech to the Company as of the date thereof. Such issuance was unanimously approved by all members of the Audit Committee of the Board of Directors. The shares were issued at a price of $8.68 per share, representing the closing price of the Common Stock on the date of committee approval.

NOTE 8. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date and through the date that the financial statements were available to be issued. Based on this review, other than as discussed below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On May 20, 2025, the Company entered into a Standby Equity Purchase and Pre-Paid Advance Agreement (the “Equity Purchase Agreement”) with a third-party investor pursuant to which the third party commits to purchase up to $30 million of Class A Common Stock. The third party will fund a pre-paid advance of $3 million, $0.5 million of which was funded at closing of the Equity Purchase Agreement, $0.5 million of which will be funded upon the filing of the amendment to the Company’s Form S-1 registration statement, and $2 million of which will be funded upon the Company’s Form S-1 registration statement becoming effective.

On June 12, 2025, the Company entered into an agreement (the “Assignment Agreement”) with Cádiz CF for the assignment of a participative loan agreement (the “Participative Loan”) to the Company. The Participative Loan was previously held between Cádiz CF and Sportech. Pursuant to the Assignment Agreement, the Company became the new lender and Sportech remained as the borrower. The Participative Loan has an estimated fair value at the time of assignment of $8.5 million due on February 23, 2027. The Participative Loan has a fixed interest rate of 3% per annum plus a variable interest rate equivalent to 1.5% of the earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of the previously completed fiscal year of the borrower. In exchange for the assignment of the Participative Loan, the Company (i) issued to Cádiz CF 750,000 shares of its Class A Common Stock and (ii) agreed to pay to Cádiz CF $1 million within 24 months from the date of the Assignment Agreement.